                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement

    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                          NATIONAL PRESTO INDUSTRIES
-------------------------------------------------------------------------------
           (Name of Registrant as Specified in Its Charter)

                          NATIONAL PRESTO INDUSTRIES
-------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (Check the appropriate box):

    [X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

    [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(1):

--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------


    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

--------------------------------------------------------------------------------

    (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

    (3) Filing party:

--------------------------------------------------------------------------------

    (4) Date filed:

--------------------------------------------------------------------------------

___________________

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                        NATIONAL PRESTO INDUSTRIES, INC.
                          EAU CLAIRE, WISCONSIN 54703
                                 APRIL 4, 1996


Dear Shareholder:

     Enclosed with this letter you will find the notice of our Annual Meeting of Stockholders which will be held at our offices in Eau Claire on May 21, 1996.

     We sincerely hope that you will be able to be present to meet the management of your Company, see the new products which will be displayed at the meeting and to cast your vote for the election of directors. If, however, you find that you are unable to attend the meeting in person, we urge that you participate by voting your stock by proxy. You may cast your vote by signing and returning the enclosed proxy card.

     On March 28, 1996, we mailed you our annual report for 1995 which contained a description of our business and also included audited financial statements for that year. Enclosed with this letter is a proxy statement which contains information regarding the annual meeting and the business to be conducted thereat.

     We are always pleased to hear from our shareholders and if you cannot be present in person at the meeting, we would be happy to have your letters expressing your viewpoints on our products and business or to answer any questions that you might have regarding your Company.










                 /s/ Maryjo Cohen                      /s/ Melvin S. Cohen

                  President                              Chairman

                        NATIONAL PRESTO INDUSTRIES, INC.
                            3925 NORTH HASTINGS WAY
                          EAU CLAIRE, WISCONSIN 54703

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


TO THE STOCKHOLDERS OF NATIONAL PRESTO INDUSTRIES, INC.:

        The Annual Meeting of Stockholders of National Presto Industries, Inc., will be held at the offices of the Company, 3925 North Hastings Way, Eau Claire, Wisconsin 54703, on Tuesday, May 21, 1996, at 2:00 p.m., for the following purposes:

        (a) To elect two directors for three year terms ending in 1999 and until their successors are elected and qualified; and

        (b) To transact such other business as may properly come before the meeting.

     Stockholders of record at the close of business on March 13, 1996, will be entitled to vote at the meeting and any adjournment thereof.




                                          James F. Bartl
                                          Secretary




April 4, 1996

STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY WHICH IS SOLICITED BY THE BOARD OF DIRECTORS. PLEASE USE THE ENCLOSED ENVELOPE IN RETURNING YOUR PROXY.

                        NATIONAL PRESTO INDUSTRIES, INC.
                            3925 NORTH HASTINGS WAY
                          EAU CLAIRE, WISCONSIN 54703

                                PROXY STATEMENT


           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 21, 1996


        The accompanying proxy is solicited by the Board of Directors of National Presto Industries, Inc., (the "Company") for use at the Annual Meeting of Stockholders to be held May 21, 1996, and any adjournment thereof. When such proxy is properly executed and returned, the shares it represents will be voted at the meeting and at any adjournment thereof. Any stockholder giving a proxy has the power to revoke it at any time before it is voted. Presence at the meeting of a stockholder who has signed a proxy does not alone revoke that proxy; the proxy may be revoked by a later dated proxy or notice to the Secretary at the meeting.

     At the Annual Meeting stockholders will be asked to:

        (a) Elect two directors for three year terms ending in 1999 and until their successors are elected and qualified; and

        (b) Transact such other business as may properly come before the meeting.

     Only stockholders of record as of the close of business on March 13, 1996, will be entitled to vote at the Annual Meeting. The approximate date on which this proxy statement and form of proxy were first sent or given to stockholders is April 4, 1996.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The Company has outstanding only common stock of which 7,350,892 shares were outstanding and entitled to vote as of the close of business on the record date, March 13, 1996. Each of the 7,350,892 outstanding shares of common stock is entitled to one vote.

     The following table sets forth, as of the record date, all persons known by the Company to be the beneficial owners of more than 5% of the outstanding common stock of the Company and such beneficial ownership by all officers and directors as a group:

         NAME AND ADDRESS OF          AMOUNT AND NATURE              PERCENT OF
         BENEFICIAL OWNER          OF BENEFICIAL OWNERSHIP          COMMON STOCK
         -------------------       -----------------------          ------------
         Maryjo Cohen                   2,001,206(1)(2)                 27.2%
         3925 N. Hastings Way
         Eau Claire, WI 54703

         Melvin S. Cohen                  438,767(1)(3)                  6.0%
         3925 N. Hastings Way
         Eau Claire, WI 54703

         Eileen Phillips Cohen            146,700(1)(4)                  2.0%
         P.O. Box 1212
         Eau Claire, WI 54702

         Edith Phillips                   111,375(1)(5)                  1.5%
         P.O. Box 1212
         Eau Claire, WI 54702

         All officers and directors
         as a group                     2,133,352(6)                    29.0%

_____________________

(1) Includes 111,375 shares owned by the L. E. Phillips Family Foundation, Inc. (the Phillips Foundation), a private charitable foundation of which the named person is an officer and/or director and as such exercises shared voting and investment powers.

(2) Includes 1,669,664 shares held in a voting trust described in the section below captioned "Voting Trust Agreement", for which Ms. Cohen has sole voting power, and 220,007 shares owned by pension and retirement trusts of the Company or affiliates, and private charitable foundations (other than the Phillips Foundation) and family member trusts of which Ms. Cohen is a co-trustee, officer or director, and as such exercises shared voting and investment powers.

(Footnotes continued on next page.)

(3) Includes 327,392 shares owned by pension and retirement trusts of the Company or affiliates, charitable trusts and private charitable foundations (other than the Phillips Foundation) of which Mr. Cohen is a co-trustee, officer or director, and as such exercises shared voting and investment powers. Does not include 876,679 shares held in a voting trust described in the section below captioned "Voting Trust Agreeement," for which Mr. Cohen holds voting trust certificates. Pursuant to the voting trust, Mr. Cohen does not have the power to vote or dispose of these shares.

(4) Includes 35,325 shares owned by a private charitable foundation (other than the Phillips Foundation) of which Mrs. Cohen is an officer and director, and as such exercises shared voting and investment powers. Does not include 419,930 shares held in a voting trust described in the section below captioned "Voting Trust Agreement," for which Mrs. Cohen holds a voting trust certificate. Pursuant to the voting trust, Mrs. Cohen does not have the power to vote or dispose of these shares.

(5) Does not include 450,495 shares held in a voting trust described in the section below captioned "Voting Trust Agreement," for which Mrs. Phillips holds a voting trust certificate. Pursuant to the voting trust, Mrs. Phillips does not have the power to vote or dispose of these shares.

(6) Includes 375 shares currently exercisable by two officers under the National Presto Industries, Inc. 1988 Stock Option Plan.

     The information contained in the foregoing footnotes is for explanatory purposes only and the persons named in the foregoing table disclaim beneficial ownership of shares owned by a trust for any other person, including family members, of which such persons are trustees or by a private charitable foundation of which such persons are directors or officers.

VOTING TRUST AGREEMENT

     The four beneficial owners listed in the foregoing table, and nine other persons comprising extended family members and related trusts, have entered into a voting trust agreement with respect to the voting of an aggregate of 1,669,664 shares of common stock. The voting trust agreement will terminate on December 4, 2009, unless sooner terminated by the voting trustee or unanimous written consent of all the parties to the voting trust agreement. The voting trustee under the agreement is Maryjo Cohen. Under the agreement, the voting trustee will exercise all rights to vote the shares of common stock of the Company with respect to all matters presented for shareholder action.

                             NOMINEES AND DIRECTORS

        Two directors are to be elected at the Annual Meeting for a term of three years. The Articles of Incorporation and the Bylaws of the Company provide for six directors, divided into three classes of two members each. At each annual meeting, successors of the class whose term of office expires in that year are elected for a three-year term. The Board of Directors propose as nominees to three-year terms Mr. Ralph Strangis, member of the law firm of Kaplan, Strangis and Kaplan, P.A., and Mr. James F. Bartl, Secretary and Resident Counsel of the Company, whose terms expire at the meeting.

                INFORMATION CONCERNING DIRECTORS AND NOMINESS

        The following table provides information as to the directors and nominees of the Company and the shares of common stock of the Company owned beneficially by each such person as of the record date for the meeting:

                                         PRINCIPAL OCCUPATION;                    DIRECTORS     SHARES             PERCENT
                                         BUSINESS EXPERIENCE           DIRECTOR    TERM TO    BENEFICIALLY           OF
     DIRECTOR               AGE              PAST 5 YEARS              SINCE        EXPIRE      OWNED(1)           CLASS
     --------               ---          ---------------------         --------   ---------   ------------         -------
Ralph Strangis*             59            Member of the law              1978        1996         2,488              (3)
5500 Norwest Center                       firm of Kaplan, Strangis
90 S. Seventh Street                      and Kaplan, P.A.(2)
Minneapolis, MN 55402

James F. Bartl*             55           Secretary and                   1995(4)      1996       53,271(5)           (3)
3925 N. Hastings Way                     Resident Counsel
Eau Claire, WI 54703                     of the Company

Melvin S. Cohen             78           Chairman of the                 1949         1997      438,767(5)(6)        6.0%
3925 N. Hastings Way                     Board of the
Eau Claire, WI 54703                     Company


Maryjo Cohen                43           President, Chief                1988         1997    2,001,206(5)(7)(8)    27.2%
3925 N. Hastings Way                     Executive and
Eau Claire, WI 54703                     Financial Officer
                                         of the Company

Walter G. Ryberg            78           Retired                         1983         1998        5,000              (3)
P.O. Box 1212
Eau Claire, WI 54702

John M. Sirianni            37           Managing Director-              1992         1998          300              (3)
3602 Timber Trails Court                 Investments, Piper
Eau Claire, WI 54701                     Jaffray Inc., Investment
                                         Bankers and prior to
                                         November 6, 1991, Vice
                                         President




* Nominee
1) Unless otherwise indicated, each director has sole voting and investment powers for those shares beneficially owned.

(Footnotes continued on next page.)

(2) Mr. Strangis is also a director of Damark International, Inc., Life USA Holding, Inc., Payless Cashways, Inc., and TCF Financial Corporation.

(3) Represents less than 1% of the outstanding shares of common stock of the Company.

(4) On October 26, 1995, Mr. Bartl was elected to the Board of Directors to fill the vacancy created on October 8, 1995, by the untimely death of Joseph H. Berney.

(5) Includes 37,953 shares held by pension and retirement trusts of the Company or affiliates for which Messrs. Bartl and Cohen and Ms. Cohen share voting and investment powers.

(6)  See footnotes 1 and 3 under Voting Securities and Principal Holders
     Thereof.

(7)  See footnotes 1 and 2 under Voting Securities and Principal Holders
     Thereof.

(8)  Ms. Cohen is the daughter of Mr. Cohen.

     Information contained in this proxy statement with respect to stock ownership was obtained from the Company's shareholder records, filings with governmental authorities, or from the named individual nominees, directors and officers. The persons identified in the foregoing table disclaim beneficial ownership of shares owned or held in trust for the benefit of members of their families or entities with which they may be associated.

     The Company has an Audit Committee but does not have a nominating or compensation committee. The Audit Committee consists of Messrs. Sirianni and Strangis. During 1995, the Audit Committee held two meetings. The principal function of the Committee is to review the annual financial statements of the Company prior to their submission to the Board of Directors. The Audit Committee also has authority to consider such other matters in relation to the internal and external audit of the Company's accounts and in relation to its financial affairs as the Committee may determine to be desirable. The Audit Committee members reviewed and ratified, by a written unanimous action, the nature and extent of the services to be provided by Grant Thornton LLP, including services rendered in 1995, the costs and fees for such services and the effect of such fee arrangements on the independence of the auditors. During 1995, there were two Board of Directors meetings. Directors of the Company, other than those who are also executive officers, currently receive $275 for each Board and Audit Committee meeting attended.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table provides certain summary information concerning annual compensation paid by the Company to the Company's chief executive officer and each of the highest paid executive officers whose salary and bonus exceeded $100,000 for the fiscal year ended December 31, 1995.

                           SUMMARY COMPENSATION TABLE

                                                                ALL OTHER
NAME AND PRINCIPAL POSITION        YEAR   SALARY    BONUS    COMPENSATION(1)
---------------------------        ----   ------    -----    --------------
Melvin S. Cohen                    1995  $107,200  $ 61,800             - 0-
Chairman of the Board              1994   107,200    94,800             - 0-
                                   1993   107,200   108,800             - 0-

Maryjo Cohen                       1995  $ 64,000  $196,000         $  1,500
  President, Chief Executive       1994    64,000   186,000            2,310
  and Financial Officer            1993    64,000   161,000            2,249
  and Director

Joseph H. Berney(2)                1995  $ 80,100  $119,900         $225,750
  Vice-Chairman of the Board,      1994    80,100   121,700            2,011
  Director of Sales and Director   1993    80,100   119,900            2,011

Richard F. Anderl                  1995  $ 45,000  $ 65,000         $  1,050
  Vice President                   1994    45,000    60,000            1,005
                                   1993    45,000    55,000              971

James F. Bartl                     1995  $ 44,600  $140,400         $  1,500
  Secretary, Resident Counsel      1994    44,600   132,200            1,640
  and Director                     1993    44,600   118,900            1,565


1) The amounts shown in this column are matching contributions made by the Company for executive officers participating in its 401(k) Plan, except for $224,250 to Mr. Berney representing a lump sum payment made in accordance with the Company pension plan.

(2)  Mr. Berney passed away on October 8, 1995.

     None of the executive officers named in the Summary Compensation Table have received restricted stock awards. None of the executive officers named in the Summary Compensation Table were granted stock options under the Company's 1988 Stock Option Plan, except for Mr. Anderl, who was awarded a stock option grant in 1989 for 2,500 shares of the Company's common stock at a price of $39.875 per share, vesting at ten equal annual installments beginning on date of grant for a term of ten years.

                 AGGREGATE OPTION EXERCISE IN LAST FISCAL YEAR

                       AND FISCAL YEAR-END OPTION VALUES

                                             NUMBER OF SECURITIES
                                             UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED
                                             OPTIONS AT                 IN-THE-MONEY OPTIONS
                   SHARES                    FISCAL YEAR-END (#)        AT FISCAL YEAR-END ($)
                   ACQUIRED ON  VALUE        -------------------        -------------------------
      NAME         EXERCISE(#)  REALIZED($)  EXERCISABLE/UNEXERCISABLE  EXERCISABLE/UNEXERCISABLE
-----------------  --------     -----------  -------------------------  -------------------------
Richard F. Anderl  250          281.25       250 / 750                  - / -(1)


(1) No in-the-money options.

PENSION PLAN

     The Company maintains a qualified defined benefit Pension Plan in which executive officers of the Company participate. Upon retirement, participants may elect one of the Plan's payment options, including an annuity or lump sum distribution. A participant's remuneration covered by the Company's Pension Plan is his or her average compensation for the highest five consecutive calendar years of service, or in the case of a participant who has been employed for less than five full calendar years, the average is based upon the number of completed years of employment with the Company. It is estimated that the executive officers listed above (excluding Mr. Cohen, who received a lump sum pension distribution in 1988 and Mr. Berney, whose estate received a lump sum pension distribution in 1995) will receive at their normal retirement date (age 65) a maximum annual benefit of $30,000 or an estimated lump sum distribution of $230,000.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     As described below in the report on executive compensation, members of the Board of Directors determine the compensation of the executive officers of the Company. This includes the compensation of those executive officers who also serve as Directors, namely, Melvin S. Cohen, Chairman of the Board, Maryjo Cohen, President, Chief Executive and Financial Officer, and James F. Bartl, Secretary and Resident Counsel. The Company's Chief Executive Officer and other executive officers who also serve on the Board do not participate in any decisions regarding their own compensation.

     Executive officers of the Company, including Messrs. Cohen and Bartl and Ms. Cohen, also serve as directors and executive officers of the Company's subsidiaries. Mr. Strangis is a member of the law firm of Kaplan, Strangis and Kaplan, P.A., which the Company has retained as general counsel. Mr. Sirianni is a Managing Director-Investments of Piper Jaffray Inc., Investment Bankers. The Company has purchased marketable securities during 1995 in transactions through brokerage firms, including Piper Jaffray Inc. Mr. Ryberg was Vice President of Sales of the Company prior to his retirement in 1983.

     The Company expects to continue to utilize the legal services of Kaplan, Strangis and Kaplan, P.A., and the brokerage services of Piper Jaffray Inc., during 1996. The Company believes that the terms and conditions of its relationship with Kaplan, Strangis and Kaplan, P.A., is as favorable as that which the firm extends to other unassociated third parties, and with Piper Jaffray Inc., is as favorable as those that could have been obtained from other entities providing those same services.

BOARD REPORT ON EXECUTIVE COMPENSATION

     Decisions on executive compensation are made by the Board of Directors. There is no separate compensation committee. Salaries and bonus compensation are reviewed annually at or near the end of the Company's fiscal year.

     Historically the Company has maintained salaries at a level which is considered to be below salaries for executives of comparable companies. This provides a more conservative approach to base compensation if the Company experiences significant adverse operating results which the Board of Directors believes should result in a reduction in total compensation. Salaries have been historically supplemented by amounts characterized as bonus compensation which is paid in cash as described in the above table. However, the Board considers salaries and bonuses together to determine if total compensation, irrespective of how characterized, is reasonably related to the services provided.

     The Company has not relied upon stock incentives as a principal part of its compensation program for its executives. Although the Company has made available stock purchase arrangements for executive officers in the past, the last such arrangement for any of the executive officers named in the foregoing table was in 1989.

     The Board believes that the total salary and bonus compensation paid to its executives is appropriate in relationship to the size and nature of the Company's business, total compensation of other executives of similar businesses, the longevity of such officers' service with the Company, the limited number of senior executives employed by the Company and the results that have been achieved by its management group (although such bonuses are not based upon a percentage or other formula utilizing revenues, income or other financial data as predicates). No compensation or other consultant has been retained by the Board to evaluate executive compensation. However, the Board does consider data generally made available on executive compensation by such organizations.

     The Company has utilized the salary and discretionary bonus approach described above for more than the last 25 years and no change in this compensation approach is currently being considered. Because of their substantial stock ownership, the interests of Mr. Cohen and Ms. Cohen, the Company's two senior officers, are substantially related to the interests of all stockholders. Mr. Bartl also has material stock interests in relation to his compensation level. Further, stock based compensation is not deemed by the Board to be necessary or appropriate.

     The basis for the compensation of Ms. Cohen as President, Chief Executive and Financial Officer is determined in the same manner as the compensation for the other executive officers. In May 1994, Ms. Cohen, who has been a full-time employee of the Company since 1976, an officer since 1983, and President since 1989, assumed the added responsibilities of Chief Executive and Financial Officer. As noted in the foregoing table, there was an increase in total compensation in 1995 and 1994 for Ms. Cohen which, in part, reflected the additional responsibilities she assumed as Chief Executive. The Board considered, in establishing Ms. Cohen's compensation, her demonstrated competence over many years, the scope of responsibilities assumed and her expertise in a variety of significant niches within the business, and profitability of the Company. No specific weight was assigned to any of these factors and, as in the case of other executives, no formula is utilized for determining bonus compensation.

     In 1993, Section 162(m) of the Internal Revenue Code was adopted which, beginning in 1994, imposes an annual deduction limitation of $1.0 million on the compensation of certain executive officers of publicly held companies. The Board of Directors does not believe that the Section 162(m) limitation will materially affect the Company in the near future based on the level of the compensation of the executive officers. If the limitation would otherwise apply, the Board of Directors could defer payment of a portion of the bonus to remain under the $1.0 million annual deduction limitation.

     Submitted by the Company's Board of Directors:


             Melvin S. Cohen      James F. Bartl      Walter G. Ryberg
             Maryjo Cohen         Ralph Strangis      John M. Sirianni

PERFORMANCE GRAPH

In accordance with regulations, the Company is including in this proxy statement a line-graph presentation comparing cumulative, five-year shareholder returns on an indexed basis with the Standard and Poor's 500 Composite Index (S&P 500 Index) and an index of eleven (11) electrical appliance manufacturers created by Bridge Information Systems, Inc. (Bridge Index). The Board of Directors has approved use of the Bridge Index. A list of companies comprising that index is included in the graph below.


                             [PERFORMANCE GRAPH]


                                                            DECEMBER 31,
                                         ----------------------------------------------
                                         1990     1991      1992    1993   1994    1995
                                         ----     ----      ----    ----   ----    ----
National Presto Industries, Inc.         100.0    159.8    139.1   131.9   118.5   119.0
S&P 500 Index                            100.0    130.7    140.7   154.4   156.5   215.4
Bridge Index                             100.0    174.0    200.5   263.4   227.9   227.4

Assumes $100 invested on December 31, 1990, in National Presto Industries, Inc. Common Stock, S&P 500 Index and Bridge Index. Total return assumes reinvestment of dividends.

Bridge Index Companies:  Allegheny International, Inc., Craftmade
International, Inc., Dynamics Corporation of America, Maytag Corporation, National Presto Industries, Inc., Royal Appliance Mfg. Co., Singer Company, N.V., Sunbeam Oster Company, Inc., Toastmaster, Inc., Whirlpool Corporation, Windmere Corporation.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Grant Thornton LLP, Certified Public Accountants, were the independent accountants for the Company during the year ended December 31, 1995, and have been selected by the Audit Committee of the Company's Board of Directors to be independent accountants for the Company during the fiscal year ending December 31, 1996. The Audit Committee meets with representatives of Grant Thornton LLP to review their comments and plans for future audits. It is not anticipated that any representative of such auditing firm will be present at the Annual Meeting of Stockholders.

                                 OTHER MATTERS

     The cost of preparing, assembling and mailing this proxy statement, the notice and form of proxy will be borne by the Company. The management has made no arrangement to solicit proxies for the meeting other than by use of mail, except that some solicitation may be made by telegraph, telephone, facsimile, or personal calls by officers or regular employees of the Company. The Company will, upon request, reimburse brokers and other persons holding shares for the benefit of others in accordance with the rates approved by the New York Stock Exchange for their expenses in forwarding proxies and accompanying material and in obtaining authorization from beneficial owners of the Company's stock to give proxies.


     The Board of Directors knows of no other matters to be brought before this Annual Meeting. However, if other matters should come before the meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his or her judgment on such matters.


     NATIONAL PRESTO INDUSTRIES, INC., FORM 10-K ANNUAL REPORT, ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION, MAY BE OBTAINED, WITHOUT CHARGE, UPON WRITTEN REQUEST TO JAMES F. BARTL, SECRETARY, NATIONAL PRESTO INDUSTRIES, INC., 3925 NORTH HASTINGS WAY, EAU CLAIRE, WISCONSIN 54703. COPIES OF EXHIBITS TO FORM 10-K MAY BE OBTAINED UPON PAYMENT TO THE COMPANY OF THE REASONABLE EXPENSE INCURRED IN PROVIDING SUCH EXHIBITS.


     Any proposal intended to be presented for action at the 1997 Annual Meeting of Stockholders of the Company (the "1997 Annual Meeting") by any stockholder of the Company must be received by the Secretary of the Company at 3925 North Hastings Way, Eau Claire, Wisconsin 54703, not later than
December 4, 1996, in order for such proposal to be included in the Company's Proxy Statement and Proxy relating to the 1997 Annual Meeting. Nothing in this paragraph shall be deemed to require the Company to include in its Proxy Statement and Proxy relating to the 1997 Annual Meeting any stockholder proposal which does not meet all of the requirements for such inclusion at the time in effect.

                                           BY ORDER OF THE BOARD OF DIRECTORS
                                           James F. Bartl, Secretary

PRESTO (R)

Notice of
Annual
Meeting
and
Proxy
Statement

Annual Meeting of Stockholders
May 21, 1996




Please sign and return the enclosed proxy promptly.

National Presto Industries, Inc.
Eau Claire, Wisconsin 54703

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NATIONAL PRESTO                                    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
INDUSTRIES, INC.          PROXY       The undersigned hereby appoints Melvin S. Cohen and Maryjo Cohen as Proxies, each
  Eau Claire, Wisconsin 54703         with the power to appoint his or her substitute, and hereby authorizes them to represent
   Telephone (715) 839-2119           and to vote as designated below, all the shares of common stock of National Presto
                                      Industries, Inc., held of record by the undersigned on March 13, 1996, at the Annual
                                      Meeting of Stockholders to be held on May 21, 1996, or any adjournment thereof.

1.  ELECTION OF DIRECTORS                FOR both nominees listed below                         AGAINST
                                         (except as marked to the contrary below) / /           both nominees listed below / /

        RALPH STRANGIS                                                  JAMES F. BARTL

    (INSTRUCTIONS: To vote against any individual nominee write that nominee's name on the space provided below.)


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2.  In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
                                                                        (Continued, and to be signed, on the other side)







THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR BOTH NOMINEES.

                                                                           PLEASE SIGN EXACTLY AS NAME APPEARS BELOW.  WHEN SHARES
                                                                           ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN.  WHEN
                                                                           SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE
                                                                           OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.  IF A
                                                                           CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY
                                                                           PRESIDENT OR OTHER AUTHORIZED OFFICER.  IF A PARTNERSHIP,
                                                                           PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


DATED                                   , 1996
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                                                                Signature

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.                      ---------------------------------------------------------------
                                                                Signature if held jointly


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